Market risk	12 Months Ended
Dec. 31, 2024
Disclosure of Financial Risk Management [Abstract]
Market risk
5.1 Market risk
On is exposed to certain market risks in the ordinary course of business. Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate due to changes in market prices. Market risk comprises of three types of risk: interest risk, currency risk and other price risk. Financial instruments affected by market risk include cash and cash equivalents. The market risk that On is principally exposed to is fluctuations in foreign currency exchange rates (see note 5.2 Foreign currency risk).
In order to minimize the risks related to a potential unavailability of products, production capacity, and raw materials in the time required by production, On adopts a multi-sourcing strategy of diversifying suppliers and purchase plans with a medium-term time horizon. The price for raw materials, products and the corresponding fixed price period are generally agreed with business partners prior to the purchase order issuance and remains firm and unchanged for a six-month period, in the absence of significant exchange rate and commodity price fluctuation.
There were no material changes in the On’s market risk exposures or changes in the way risk is managed and valued during the period.